UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)

March 1, 2010
__________________________

KODIAK ENERGY, INC.
(Exact name of registrant as specified in charter)

DELAWARE
(State or other Jurisdiction of Incorporation or Organization)

333-38558	#1120, 833 – 4 Avenue S.W. Calgary, AB T2P 3T5 Canada	65-0967706
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(403) 262-8044
(Registrant’s telephone number, including area code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01  Entry into a Material Definitive Agreement

On March 1, 2010, Kodiak Energy, Inc. (“Kodiak”) closed all transactions related to a loan guarantee enabling Cougar Energy, Inc. (“Cougar Energy”), a private company, to secure financing with a Canadian bank.  The closing of Cougar Energy’s formal financing agreement (the “Agreement”) with a Canadian bank was announced through a press release by its publicly traded parent, Cougar Oil and Gas Canada, Inc. (“Cougar”), on March 2, 2010 and subsequent 6-K.  Kodiak provided guarantee to the Agreement between Cougar Energy and the Canadian bank consisting of two credit facilities. The first credit facility is a revolving demand loan in the amount of Cdn$1,000,000 at a per annum rate of prime interest plus 3.5%.  The second credit facility is a non-revolving acquisition/development demand loan bearing an annual per annum interest rate of prime plus 3.0%.  The loan was drawn down by Cougar Energy on March 1, 2010.  All documentation related to the Agreement was concluded prior to the draw down, to be effective at the funding.

Kodiak will continue to function as a parent company with respect to the Cougar assets, now through its shareholder position in Cougar Oil and Gas Canada, Inc. as previously press released on January 26, 2010 and subsequent 6-K filing. Cougar Energy's performance will be reflected on Kodiak's consolidated financial reporting.

Item 2.01  Completion of Acquisition or Disposition of Assets

On March 1, 2010, Kodiak completed the acquisition of 64.6% of the common stock ownership of Cougar Oil and Gas Canada, Inc.  The description of the acquisition and the related acquisition agreement are incorporated by reference from the filing made by Cougar Oil and Gas Canada, Inc. on Form 6-K, filed with the SEC on January 26, 2010, including the form of agreement filed therewith as Exhibit 4.2.

Item 9.01  Financial Statements and Exhibits

(a)	Financial Statements

The financial statements of the acquired business will be filed within 71 days after the date of this report, in accordance with Item 9.01 (a)(4).

(b)	Pro Forma Financial Information

The pro forma financial statements of the acquired business will be filed within 71 days after the date of this report, in accordance with Item 9.01 (b)(2).

(c)	Exhibits

The form of acquisition agreement is incorporated by reference from Exhibit 4.2 of the Form 6-K of Cougar Oil and Gas Canada Inc. filed on January 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK ENERGY, INC.
(Registrant)

Date: March 5, 2010	By:	/s/ William S. Tighe William S. Tighe Chief Executive Officer & President